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                                  EXHIBIT 32.2

         WRITTEN STATEMENT OF THE CFO PURSUANT TO 18 S.S.C. SECTION 1350

                            CERITFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of PurchaseSoft, Inc. (the "Company") on Form 10-KSB for the period ending May 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kevin A. Yanoscik, Secretary and Treasurer of the Company, certify, solely for the purposes of complying with 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of May 31, 2006 and for the periods then ended.

                              /s/ Kevin A. Yanoscik
                              ----------------------------
                              Kevin A. Yanoscik, Secretary, Treasurer and CFO Dated October 9, 2007